SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 1998

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

         Colorado                    333-1173                84-0467907
(State or other jurisdiction     (Commission File         (IRS Employer
 of incorporation)                   Number)              Identification No.)

8515 East Orchard Road, Englewood, Colorado               80111
(Address of principal executive offices)                  (Zip Code)

(303) 689-3000
(Registrant's telephone number, including area code)

--------------------------------------------------------------
(Former name or former address, if changed since last report.)


ITEM 5. OTHER EVENTS.

On July 8, 1998, Great-West Life & Annuity Insurance Company ("GWL&A") completed its purchase of all of the outstanding shares of Anthem Health & Life Insurance Company of Piscataway, New Jersey.

On July 8, 1998, GWL&A issued a press release announcing the closing of the transaction. A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 23, 1998


                                                   GREAT-WEST LIFE & ANNUITY
                                                   INSURANCE COMPANY

                                                   By:    /s/ M.T.G. Graye

                                                   Name: Mitchell T.G. Graye

                                                   Title: Senior Vice President,
                                                        Chief Financial Officer





EXHIBIT INDEX

Exhibit No.           Description

99.1 Press release: Great-West Life & Annuity Insurance Company finalizes Anthem Health & Life acquisition.